UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
AMENDMENT NO. 1 TO

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2011
Date of Report (Date of earliest event reported)

INFOSPI INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53104	51-0668045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19495 Biscayne Blvd. Suite 411 Aventura, Florida	33180
(Address of principal executive offices)	(Zip Code)

(305) 932-9795
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is being amended to include the audited financial statements of NexPhase Lighting, Inc. as an exhibit. Investors should review the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 15, 2011 for further disclosure regarding the current business operations of the Company, the risk factors associated with an investment in the Company, and other relevant information.

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement

Effective on February 14, 2011, the Board of Directors of InfoSpi, Inc., a Nevada corporation (the “Company”), approved and authorized the execution of a definitive agreement dated February 14, 2011 (the “Agreement”) among the Company, NexPhase Lighting, Inc., a privately held Florida corporation (“NexPhase”)., and the shareholders of NexPhase (the “NexPhase Shareholders”). In accordance with the terms and provisions of the Agreement: (i) the Company acquired from the NexPhase Shareholders an aggregate 60,622,000 shares of common stock of NexPhase representing the total issued and outstanding shares of NexPhase; (ii) in exchange therefore, the Company issued to the NexPhase Shareholders an aggregate 67,500,000 shares of its restricted common stock in proportion to the equity holdings of the NexPhase Shareholders; (iii) NexPhase transferred and assigned to the Company all existing material contracts including those related to distribution, licensing and marketing and those dealing with the grant of rights for the use of any and all intellectual property; (iv) the Company assumed all other assets of NexPhase, including licenses, royalty rights, equipment, product designs, marketing and sale materials, logos, trademarks, copyrights and website; and (v) the Company further assumed certain liabilities of NexPhase, including all trade and debt obligations.  Therefore, as of the date of this Current Report, NexPhase has become the wholly-owned subsidiary of the Company.

Business Operations

NexPhase is in the business of designing, developing , manufacturing and marketing a high quality and high efficiency full line of LED intelligent lighting fixtures and control systems for commercial applications and projects involving both new construction and retrofits (the “LED Lighting Fixtures”). NexPhase uses the highest quality products in the manufacture of its LED Lighting Fixtures which provides customers with an approximate six-year or 50,000 hour warrant y on its fixtures. By utilizing Cree LEDs and photo-metrics and thermal management in the manufacture of the LED Lighting Fixtures, management believes that the NexPhase LED Lighting Fixtures of are of the highest quality and most reliable in lighting products. The LED Lighting Fixtures are as follows: (i) downlight troffer; (ii) reflective troffer, which adds an architectural flair to any space; (iii) high-bay fixtures, which provide a 50-70% energy savings over metal halide and high pressure sodium high bays; (iv) low-bay and parking garage fixtures, which provide a 50-70% savings over metal halide and high pressure sodium high bays; (v) MR-16 lamps with approximate 90% energy savings over conventional MR-16 with significantly less heat; and (vi) PAR 38 lamsp with approximately 90% energy savings over conventional MR-16 with significantly less heat.

The LED Lighting Fixtures can be controlled through a variet of means. Permissions and the types of controls authorized are assigned during set-up. Fixtures or groups of fixtures can be controlled vai a hand-held remove control, through any smart phone (i.e. iPhone) or via the computer. Moreover, the LED Lighting Fixtures are intelligent. They incorporate a MESH networking technology which allows the fixtures to communicate with each other wirelessly. The set-up and management of the LED Lighting Fixtures allows from the combining of multiple fixtures into a given group … specific offices, hallways, stairwells, conference rooms, etc.

NexPhase also has a patent pending “NexSense” technology that provides customers with an additional edge in lighing management and a return on investment. The LED Lighting Products incorporate advanced sensory features that expand a customer’s energy saving beyond just the use of energy saving LEDs as follows:

•
Proximity Sensing. The most energy saving light fixture available is one that is not on. Therefore, building on this premise, the NexPhase Proximity Sensor monitors movement within a given space and either dims or shuts the lights off if no movement has been sensed within a given period of time (configurable by the user).

•
Ambient Light Sensing.  This sensor takes advantage of the sun’s free light energy. Once the occupant of an office sets the light level they like within their space, this sensor monitors the light level throughout the date. If more light comes into the office as the sun rises, the sending system reduces the amount of light being given off by the fixture to ensure the light level within the space remains the same. The reverse is also true. If storm clouds move in and block the sublight that was previously coming into the space, the sensing system increases the amount of light from the fixture up to the maximum output.

Management believes that the LED Lighting Fixtures provide further additional benefits, such as (i) higher quality lighting as compared to standard lighting systems; (ii) reduced heat generation resulting in lower HVAC costs in warm environments; (iii) elimination of the release of mercury and other harmful chemicals into landfills at the end of the fixtures life cycle; (iv) less engery consumption to run the fixtures, which results in less green house gasses released into the atmosphere; (v) lower maintanence costs for business owners associated with the replacement of standard lamps and tubes based upon the LED Lighting Fixtures lifespan of 50,000 to 60,000 hours; (vi) easy installation and individual fixture programmability; (vii) instant “on”; and (viii) vibration and shock resistant.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective on February 14, 2011, the Company issued an aggregate of 67,500,000 shares of its resticted common stock to the NexPhase Shareholders. In accordance with the terms and provisions of the Agreement, the NexPhase Shareholders acquired an aggregate of 67,500,000 shares of the Company’s restricted common stock in exchange for one hundred percent (100%) of the total issued and outstanding shares of NexPhase held of record by the NexPhase Shareholders in a private transaction.

The shares were issued to ten United States resident NexPhase shareholders in reliance on Section 4(2) and Regulation D of the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The NexPhase Shareholders acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

Beneficial Ownership Chart

The following table sets forth certain information, as of the date of this Current Report, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of the Corporation’s executive officers and directors; and (iii) the Corporation’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Current Report, there are 184,390,258 shares of common stock issued and outstanding.

Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Beneficially Owned (1)

Officers and Directors:
Dror Svorai 1720 Harrison Street, 18th Floor Suite Penthouse A Hollywood, Florida 33020	71,418,810	(2)	38.73%

10% or Greater Owners
Oliver Danan 256 SW 5th Street Boca Raton, Florida 33432	16,666,300		9.04%

Samuel J. Cooper 6980 Long Leaf Drive Parkland, Florida 30076	30,003,000		17.90%

(1)	Based on 184,390,258 shares of common stock issued and outstanding as of the date of this Current Report.

(2)
Mr. Svorai holds of record 12,500,000 shares of common stock. Upon payment of the full purchase price of $325,000, the 14,400,000 shares held of record by Eilay Maman (representing a 14.9% equity interest) and the 14,515,810 shares held of record by Oyster Shell Investment LLLP (representing a 15.0% equity interest) will be transferred to Dror Svorai upon full payment of the purchase price no later than March 15, 2011. As of the date of this Current Report, the 28,915,810 shares are being held in escrow. In accordance with the terms and provisions of a certain share purchase agreement, a certain number of shares have and will be periodically released and transferred to Mr. Svorai.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Report of Independent Registered Public Accountants dated June 16, 2011

Balance Sheet of NexPhase Lighting Inc. at December 31, 2010

Statement of Operations of NexPhase Lighting Inc. from Inception (April 30, 2010) to December 31, 2010

Statement of Cash Flow of NexPhase Lighting, Inc. from Inception (April 30, 2010) to December 31, 2010.

Staement of Changes in Shareholders’ Deficit from Inception (April 30, 2010) to December 31, 2010. Notes to Financial Statements.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1
Agreement dated February 14, 2011 between InfoSpi Inc., NexPhase Lighting Inc. and the shareholders of NexPhase Lighting, Inc. as incorporated by reference to the Current Report filed with the Securities and Exchange Commission on February 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOSPI INC.

Date: June 22, 2011	By:	/s/Dror Svorai
Name: Dror Svorai Title: President/Chief Executive Officer

NEXPHASE LIGHTING, INC.
(A Development Stage Company)
Financial Statements
(Expressed in U.S. Dollars)

Report of Independent Registered Public Accountants dated June 16, 2011	F–1

Balance Sheet of NexPhase Lighting Inc. at December 31, 2010	F–2

Statement of Operations of NexPhase Lighting Inc. from Inception (April 30, 2010) to December 31, 2010	F–3

Statement of Cash Flow of NexPhase Lighting, Inc. from Inception (April 30, 2010) to December 31, 2010.	F–4

Staement of Changes in Shareholders’ Deficit from Inception (April 30, 2010) to December 31, 2010. Notes to Financial Statements.	F–5

Randall N. Drake, CPA, P.A.
1981 Promenade Way Clearwater, FL 33760
727.536.4863
Randall @ RDrakeCPA.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Nexphase Lighting, Inc.
Coral Springs, Florida
We have audited the accompanying balance sheets of NexPhase Lighting, Inc. as of December 31, 2010, and the related statements of operations, stockholders' deficit, and cash flows for the period April 30, 2010 (date of inception) through December 31, 2010. NexPhase Lighting, Inc.'s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NexPhase Lighting, Inc. as of December 31, 2010, and the results of its operations and its cash flows for the period April 30, 2010 (date of inception) through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Randall N. Drake, CPA, PA.

Randall N. Drake, CPA, P.A.
June 16, 2011

NEXPHASE LIGHTING, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET

As of Dec. 31, 2010
CURRENT ASSETS
Cash	$14,942
TOTAL CURRENT ASSETS	14,942

FIXED ASSETS – NET	34,560
TOTAL FIXED ASSETS	34,560

OTHER ASSETS
Intellectual Property	233,045
Security Deposit	4,120
TOTAL OTHER ASSETS	237,165

TOTAL ASSETS	$286,667

LIABILITIES AND EQUITY

CURRENT LIABILITIES
Accounts Payable	$549
Accrued Interest	11,530
Notes Payable – Related Parties	330,150
TOTAL CURRENT LIABILITIES	342,229

TOTAL LIABILITIES	342,229

STOCKHOLDERS’ DEFICIT
Preferred Stock, $0.0001 Par Value: 10,000,000 Shares Authorized; Zero Shares Issued and Outstanding	-

Common Stock, $0.0001 Par Values; 500,000,000 Shares Authorized; 55,622,000 Issued and Outstanding	5,562
Paid in Capital	60,988
Accumulated Deficit	(122,112)
TOTAL STOCKHOLDERS’ DEFICIT	(55,562)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$286,667

See Notes to Financial Statements

NEXPHASE LIGHTING, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS

Inception April 30, 2010 Through Dec. 31, 2010
OPERATING REVENUE
Total Revenue	$-

OPERATING EXPENSES
Office Administration	36,104
Professional Fees	51,917
Occupancy	13,211
Stock-Base Compensation	5,550
TOTAL OPERATING EXPENSES	106,782

OPERATING LOSS	106,782

OTHER EXPENSES
Depreciation Expense	3,800
Interest Expense	11,530
TOTAL OTHER EXPENSES	15,330

NET LOSS BEFORE PROVISION FOR INCOME TAXES	122,112

PROVISION FOR INCOME TAXES	-

NET LOSS	$122,112

See Notes to Financial Statement

NEXPHASE LIGHTING, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOW

Inception April 30, 2010 Through Dec. 31, 2010
CASH FLOW FROM OPERATING ACTIVITIES

Net Loss	$(122,112)

Adjustments to Reconcile Net Loss to Net Cash Used by Operations
Depreciation	3,800
Accounts Payable	549
Accrued Interest	11,530
Stock-Based Compensation	5,550

NET CASH USED BY OPERATIONS	(100,683)

CASH FLOW USED IN INVESTING ACTIVITIES
Acquisition of Fixed Assets	(38,360)
Development of Intellectual Property	(233,045)
Security Deposit	(4,120)

NET CASH USED IN INVESTING ACTIVITIES	(275,525)

CASH FLOW PROVIDED BY FINANCING ACTIVITIES
Proceeds from Notes Payable – Related Parties	330,150
Sale of Common Stock	61,000

NET CASH PROVIDED BY FINANCING ACTIVITIES	391,150

NET INCREASE IN CASH	14,942

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$14,942

See Notes to Financial Statement

NEXPHASE LIGHTING, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN SHAREHOLDERS’ DEFICIT
FROM INCEPTION (APRIL 30, 2010)
THROUGH DECEMBER 31, 2010

	Common Stock		Additional Paid In	Accumulated During the Development	Total Stockholders’
	Shares	Amount	Capital	Stage	Deficit

Common Stock Issued For Compensation July 30, 2010	55,000,000	$5,500	$-	$-	$5,500

Common Stock Issued For Cash Sept. 30, 2010	110,000	11	54,989	-	55,000

Common Stock Issued For Cash Nov. 4, 2010	12,000	1	5,999	-	6,000

Common Stock Issued For Compensation Dec. 1, 2010	500,000	50	-	-	50

Net Loss for the Period Ended Dec. 31, 2010	-	-	-	(122,112)	(122,112)

Balance, Dec. 31, 2010	55,622,000	$5,562	$60,988	$(122,112)	$(55,562)

See Notes to Financial Statement

NEXPHASE LIGHTING, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
FROM INCEPTION (APRIL 30, 2010)THROUGH DECEMBER 31, 2010

1.
Nature of Operations and Continuance of Business

NexPhase Lighting, Inc. ("the Company") was organized under the laws of the State of Florida on April 30, 2010. The Company is a Developmental Stage Company, as defined by ASC 915-10 “Accounting and Reporting by Development Stage Enterprises”.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business.  The Company has never generated revenues since inception and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future.  At December 31, 2010 the Company has limited cash resources and will likely require new financing, either through issuing shares or debt, to continue the development of its business.  Management intends to offer additional common stock; however, there can be no assurance that management will be successful in raising the funds necessary to maintain operations, or that a self-supporting level of operations will ever be achieved. The likely outcome of these future events is indeterminable. The continuation of the Company as a going concern is dependent upon the ability of the Company to obtain necessary financing and then profitable operations.  As of December 31, 2010, the Company has never generated any revenues and has accumulated losses of $122,112 since inception.  These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with the accounting principles generally accepted in the United States of America and are expressed in U.S. dollars.  The Company’s fiscal year end is December 31st.

Nature of Business

NexPhase Lighting, Inc. was founded to develop innovative, practical and cost-effective solutions to some of the most significant environmental challenges facing industries and governments around the world. Additionally, these solutions must show promise of generating profits for the company. Specifically the company has determined that one industry that meets both of the above-mentioned prongs of criteria is the Energy Saving Lighting Industry.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to its deferred income tax asset valuation allowances.

The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with an original maturity of three months or less at the time of issuance to be cash equivalents.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, prepaid expenses and payables due to a stockholder.  The carrying amount of cash, prepaid expenses and payables approximates fair value because of the short-term nature of these items.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist principally of cash. Cash was deposited with a high quality banking institution and balances have not exceeded FDIC insurance limits.

Beneficial Conversion Feature of Convertible Notes Payable

The Company accounts for convertible notes payable in accordance with the guidelines established by APB Opinion No. 14, Accounting for Convertible Debt and Debt issued with Stock Purchase Warrants ("APB No. 14"), Emerging Issues Task Force ("EITF") 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios and EITF 00-27, Application of Issue No 98-5 To Certain Convertible Instruments. The Beneficial Conversion Feature ("BCF") of a convertible note is normally characterized as the convertible portion or feature of certain notes payable that provide a rate of conversion that is below market value or in-the-money when issued. The Company records a BCF related to the issuance of a convertible note when issued and also records the estimated fair value of the warrants issued with those convertible notes.

The BCF of a convertible note is measured by allocating a portion of the note's proceeds to the warrants and as a reduction of the carrying amount of the convertible note equal to the intrinsic value of the conversion feature, both of which are credited to additional paid-in-capital. The Company calculates the fair value of warrants issued with the convertible note using the Black-Scholes valuation model and uses the same assumptions for valuing employee options in accordance with SFAS No. 123R. The only difference is that the contractual life of the warrants is used.

The value of the proceeds received from a convertible note is then allocated between the conversion features and warrants on a relative fair value basis. The allocated fair value is recorded in the financial statements as a debt discount (premium) from the face amount of the note and such discount is amortized over the expected term of the convertible note (or to the conversion date of the note, if sooner) and is credited to interest expense.

At 12/31/2010, the company has convertible notes with options to convert to its common stock either at a 2 to 1 par value inducement if the stock is not publically traded or a contractual discount if the stock is publically traded. The company is not recognizing any benefit of these options because at the balance sheet date, the company has a negative book value and there was no public trading of the stock or a trading stock price at 12/31/2010. Therefore, there is no measurable financial inducement to convert the debt to shares of the company.

Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Accounting for Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities, and for operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduced deferred tax assets to the amount that is believed more likely than not to be realized.

Accounting for Obligations and Instruments Potentially to be Settled in the Company’s Own Stock

We account for obligations and instruments potentially to be settled in the Company’s stock in accordance with FASB ASC 815 Accounting for Derivative Financial Instruments. This issue addresses the initial balance sheet classification and measurement of contracts that are indexed to, and potentially settled in, the Company’s own stock.

Valuation of Long-lived Assets

The Company reviews the recoverability of its long-lived assets; including buildings, equipment and intangible assets, when events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on the Company's ability to recover the carrying value of the asset from the expected future pre-tax cash flows (undiscounted and without interest charges) of the related operations. If these cash flows are less than the carrying value of such asset, an impairment loss is recognized for the difference between estimated fair value and carrying value. The primary measure of fair value is based on discounted cash flows. The measurement of impairment requires management to make estimates of these cash flows related to long-lived assets, as well as other fair value determinations.

The Company amortizes the costs of other intangibles (excluding goodwill) over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested for impairment, at least annually, and written down to fair value as required. At December 31, 2010, the Company has no impaired carrying value of its intangible assets.

Stock-based Compensation

The Company accounts for employee stock-based compensation costs such that all share-based payments to employees, including grants of employee stock options, are recognized in our statements of operations based on their fair values. Unless otherwise determined, the Company will utilize the Black-Scholes option pricing model, as appropriate, to estimate the fair value of employee stock based compensation at the date of grant, which requires the input of highly subjective assumptions, including expected volatility and expected life. Changes in these inputs and assumptions can materially affect the measure of estimated fair value of our stock-based compensation.

During the period ended December 31, 2010, the Company recorded stock-based compensation expenses related to issuances of stock to the Company's employees, directors and consultants in the amount of $5,550.

Recent Accounting Pronouncements

As of the date of these financial statements, management has considered and included all current standards through and including ASU No. 2011-04 – Fair Value Measurement and does not anticipate the retroactive application of any new accounting standard(s) to change the financial statements as currently presented.

Development of Intellectual Property

Management has determined that certain costs related to the development of intellectual property rights (patent(s)) should be capitalized. As of December 31, 2010 the Company has capitalized $233,045 in costs directly related to the development of certain utility patents covering the Company’s LED lighting technology.

3.	Notes Payable – Related Parties
		2010
•	On June 21, 2010 the Company entered into a convertible promissory note with an investment firm. The note is due not later than one year from the effective date (June 21, 2011); interest shall accrue at an annual rate of twelve percent (12%); at the option of the holder, the note is convertible into members units (now common stock) at a conversion price which is the greater of (i) twice the par value of the common stock, or (ii) if the Company’s common stock is publically traded, a seventy-five percent discount to the market closing bid price on the date of the conversion notice.	$105,000

•	On August 4, 2010 the Company entered into a convertible promissory note with an investment firm. The note is due not later than one year from the effective date (August 4, 2011); interest shall accrue at an annual rate of twelve percent (12%); at the option of the holder, the note is convertible into common stock at a conversion price which is the greater of (i) twice the par value of the common stock, or (ii) if the Company’s common stock is publically traded, a seventy-five percent discount to the market closing bid price on the date of the conversion notice.	60,000

•	On November 1, 2010 the Company entered into a convertible promissory note with an investment firm. The note is due not later than one year from the effective date (November 1, 2011); interest shall accrue at an annual rate of twelve percent (12%); at the option of the holder, the note is convertible into common stock at a conversion price which is the greater of (i) twice the par value of the common stock, or (ii) if the Company’s common stock is publically traded, a seventy-five percent discount to the market closing bid price on the date of the conversion notice.	70,000

•	On December 1, 2010 the Company entered into a convertible promissory note with an investment firm. The note is due not later than one year from the effective date (December 1, 2011); interest shall accrue at an annual rate of twelve percent (12%); at the option of the holder, the note is convertible into common stock at a conversion price which is the greater of (i) twice the par value of the common stock, or (ii) if the Company’s common stock is publically traded, a seventy-five percent discount to the market closing bid price on the date of the conversion notice.	10,000

•	On December 8, 2010 the Company entered into a convertible promissory note with an investment firm. The note is due not later than one year from the effective date (December 8, 2011); interest shall accrue at an annual rate of twelve percent (12%); at the option of the holder, the note is convertible into common stock at a conversion price which is the greater of (i) twice the par value of the common stock, or (ii) if the Company’s common stock is publically traded, a seventy-five percent discount to the market closing bid price on the date of the conversion notice.	40,000

•	On December 23, 2010 the Company entered into a convertible promissory note with an investment firm. The note is due not later than one year from the effective date (December 23, 2011); interest shall accrue at an annual rate of twelve percent (12%); at the option of the holder, the note is convertible into common stock at a conversion price which is the greater of (i) twice the par value of the common stock, or (ii) if the Company’s common stock is publically traded, a seventy-five percent discount to the market closing bid price on the date of the conversion notice.	10,000

•	As of December 31, 2010, Onteco, Inc. (a related party) had advanced a total of $35,150 to the Company to be used in its operations. A portion of the funds were used to engage a professional valuation firm to prepare an appraisal for one of the Company’s patents (patent pending) related to its LED technology.	35,150

Total Notes Payable – Related Party		$330,150

4.	Income Taxes

The Company accounts for income taxes for financial statement recognition of the impact of a tax position, if that position is more likely than not to be sustained on examination, based on the technical merits of the position.  Based on management's assessment, the Company's results of operations or financial position required no adjustments.  The period-end analysis supports the conclusion that the Company does not     have an accrual for uncertain tax positions as of December 31, 2010.  If interest and penalties were to be assessed, the Company would charge interest to interest expense and penalties to other operating expense.  It is not anticipated that unrecognized tax benefits would significantly increase or decrease within twelve (12) months of the reporting date.

The Company provides for a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards.  The Company has incurred net operating losses of $122,112 which expire in 2024.

The amount of and ultimate realization of the benefits from the operating loss carry-forwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined.  Because of the uncertainty surrounding the realization of the loss carryforwards, the Company has established a valuation allowance equal to the tax effect of the loss carryforwards and, therefore, no deferred tax asset has been recognized for the loss carryforwards.  The net deferred tax asset is approximately $nil as of December 31, 2010, for which the Company recorded a valuation allowance because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

The components of the net deferred tax asset at December 31, 2010 and the statutory tax rate, the effective tax rate and the elected amount of the valuation allowance are indicated below:

Inception April 30, 2010 Through Dec. 31, 2010

Net Operating Losses Carried Forward	$122,112
Statutory Tax Rate	37.6%
Effective Tax Rate	-
Deferred Tax Asset	$46,000
Valuation Allowance	(46,000)

Net Deferred Tax Asset	$-

5.	Commitments and Contingencies As of the date of this Report, we have entered into the following material commitments:

On June 21, 2010, the Company entered into an office lease agreement for its executive office space located in Coral Springs, FL. Terms of the lease include month-to-month payments commencing July 1, 2010 in the amount of $2,060 plus applicable state and local taxes.

During the year ended December 31, 2010, the company executed a series of convertible notes payable as reflected in the schedule presented in Note #3.

6.	Subsequent Events

These financial statements were approved by management on June 16, 2011.  Subsequent events have been evaluated through this date and include the following:

Acquisition by Onteco, Inc.

Effective on February 14, 2011, the Board of Directors of NexPhase Lighting, Inc., a Florida corporation the (“Company”), approved and authorized the execution of a definitive agreement dated February 14, 2011 (the “Agreement”) among the Company, NexPhase Lighting, Inc., a privately held Florida corporation (“NexPhase”), and the shareholders of NexPhase (the “NexPhase Shareholders”). In accordance with the terms and provisions of the Agreement: (i) the Company acquired from the NexPhase Shareholders an aggregate 55,622,000 shares of common stock of NexPhase representing the total issued and outstanding shares of NexPhase; (ii) in exchange thereof, the Company issued to the NexPhase Shareholders an aggregate 67,500,000 shares of its restricted common stock generally in proportion to the equity holdings of the NexPhase Shareholders; (iii) NexPhase transferred and assigned to the Company all existing material contracts including those related to distribution, licensing and marketing and those dealing with the grant of rights for the use of any and all intellectual property; (iv) the Company assumed all other assets of NexPhase, including licenses, royalty rights, equipment, product designs, marketing and sale materials, logos, trademarks, copyrights and website; and (v) the Company further assumed all liabilities of NexPhase, including all trade and debt obligations.  Therefore, as of the date of this Current Report, NexPhase has become the wholly-owned subsidiary of the Company.

•	Patent Application

On February 10, 2011, we have filed a U.S. patent application. The patent is a utility patent that covers our intelligent solution and was filed with the United States Patent, Trademark and Copyright Office. When we believe it is appropriate and cost effective, we intend to make corresponding international, regional or national filings to pursue patent protection in other parts of the world. In some cases, we rely on confidentiality agreements and trade secret protections to protect our proprietary technology. In addition, we license and have cross-licensing arrangements with respect to third-party technologies that are incorporated into some elements of our design activities, products and manufacturing processes.

•	Intellectual Property Appraisal

On February 22, 2011, we received an intellectual property appraisal services reports (the “Appraisal Services Report”) from Pellegrino & Associates LLC (“Pellegrino”). The Appraisal Services Report was commissioned by us regarding the value of the new patent pending NexPhase intellectual property, which is estimated at approximately $17,200,000.  The key points contained in the Appraisal Services Report are as follows:

The valuation model indicates the fair market value of the intellectual property at a 90% confidence level is between $6,820,229 and $41,109,593, with a mean value of $19,710,311 and a median value of $17,216,091. Pellegrino used the statistical median as its expected value, as it removes the impact of improbable outliers. Therefore, it is the opinion of Pellegrino, based upon a reasonable degree of probability within the valuation profession, that the fair market value of the intellectual property is $17,216,091 using the income approach to value.

•	Ingredient Branding and Trademark License Agreement

On March 3, 2011, we entered into an ingredient branding and trademark license agreement (the “Branding and License Agreement”) with Cree, Inc. (“Cree”), which is a market-leading innovator of lighting class LEDs. In accordance with the terms and provisions of the Branding and License Agreement, Cree will provide to us their MX-6 LEDs for use in our troffer. We believe that the MX-6 provides better color consistency and higher reliability than incumbent solutions. The MX-6 delivers higher lumen output without having to compromise between light output and efficacy. We will also be able to display the Cree logo on our website, marketing materials and packaging.

•	Material Contract

We received an order on March 16, 2011 to supply over 800 units of our 5 watt MR16 and 15 watt PAR38 lamped LED product to the 1060 Brickell Avenue Condominium Association. The products have been on trial at the two tower facility since July 2010 and January 2011, the board of directors of the condominium association approved the first phase of LED adoption in the buildings. The 5 watt MR16 product is primarily used in the interior of the building and will be deployed throughout the lobby and residential areas. It will be replacing 10 watt halogen lamps. The 15 watt PAR 38 product will be used mainly in the exterior entrance area and will be replacing 100 watt halogen lamps. Management believes that the first phase of the LED retrofit project is projected to save the association about $4,000 monthly in electricity costs with a full payback in approximately one year.

We received our first sales channel order for multiple units of our LED 100 watt High Bay fixture for warehouse use from a large south-Florida based retailer. In this installation, we will replace 400 watt conventional light source fixtures with the 100 watt LED technology. Management believes that the LED fixtures will provide the warehouse significant energy savings while also providing much greater life hours and better delivered light.